                                                                    Exhibit 21.1

                     LIST OF SUBSIDIARIES OF THE REGISTRANT
                             (AS OF April 27, 2001)

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                        ENTITY                                         PLACE OF INCORPORATION
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
Packard Instrument Company                              Delaware
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CCS Packard, Inc.                                       California
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Carl Consumable Products, LLC                           Delaware
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Packard BioChip Technologies, LLC                       Delaware
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Packard Pacific Limited                                 Hong Kong
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Packard BioScience, Ltd.                                England
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Packard BioScience Benelux NV                           Belgium
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Packard BioScience GmbH - Austria                       Austria
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Packard BioScience GmbH - Germany                       Germany
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Packard BioScience Pty. Ltd.                            Australia
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BioSignal Packard, Inc.                                 Canada
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Packard Japan KK                                        Japan
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Packard BioScience AG                                   Switzerland
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Packard BioScience BV                                   The Netherlands
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Packard BioScience s.r.l.                               Italy
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Packard Instrument SA                                   France
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